UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Intermediate Duration Municipal Term Fund (NID)
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Notice of Annual Meeting of Shareholders to be held on April 22, 2016	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

March 10, 2016

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Premium Income Municipal Fund (NMY)

Nuveen Minnesota Municipal Income Fund (NMS)

Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Market Income Fund (JMM)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen New York AMT-Free Municipal Income Fund (NRK)

Nuveen New York Dividend Advantage Municipal Fund (NAN)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Premium Income Municipal Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Flexible Investment Income Fund (“Flexible Investment”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend 2”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium”), Nuveen Minnesota Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen New York AMT-Free Municipal Income Fund (“New York AMT-Free”), Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Preferred Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium”), each a Massachusetts business trust (each, a “Massachusetts Fund” and collectively, the “Massachusetts Funds”), and Nuveen New York Municipal Value Fund, Inc. (“New York Value”), a Minnesota corporation (New York Value and the Massachusetts Funds are each a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Friday, April 22, 2016, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium, to elect five (5) Board Members.

i)	three (3) Class I Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For each Fund (except Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium), to elect four (4) Class I Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on February 22, 2016 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

March 10, 2016

This Joint Proxy Statement is first being mailed to shareholders on or about March 14, 2016.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Premium Income Municipal Fund (NMY)

Nuveen Minnesota Municipal Income Fund (NMS)

Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Multi-Market Income Fund (JMM)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen New York AMT-Free Municipal Income Fund (NRK)

Nuveen New York Dividend Advantage Municipal Fund (NAN)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Premium Income Municipal Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Directors (each a “Board” and collectively, the “Boards,” and each Trustee or Director, a “Board Member” and collectively, the “Board Members”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Flexible Investment Income Fund (“Flexible Investment”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend 2”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium”), Nuveen Minnesota Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen New York AMT-Free Municipal Income Fund (“New York AMT-Free”), Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Preferred Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium”), each a Massachusetts business trust (each, a “Massachusetts Fund” and collectively, the “Massachusetts Funds”), and Nuveen New York Municipal Value Fund, Inc. (“New York Value”), a Minnesota corporation (New York Value and the Massachusetts Funds are each a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois, on Friday, April 22, 2016 at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the

Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium, election of three (3) Class I Board Members by all shareholders.	X	X
1(a)(ii)	For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium, election of two (2) Board Members by holders of Preferred Shares only.		X
1(b)	For each Fund (except Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium), election of four (4) Class I Board Members by all shareholders.	X	N/A

(1)	Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) for Connecticut Premium, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York Dividend and North Carolina Premium; Variable Rate Term Preferred Shares (“VRTP Shares”) for Floating Rate Income, Floating Rate Opportunity and Senior Income; Institutional MuniFund Term Preferred Shares (“iMTP Shares”) for New York AMT-Free; Term Preferred Shares (“TPS Shares”) for Short Duration; and Variable Rate Demand Preferred Shares (“VRDP Shares”) for New York AMT-Free, New York Dividend and Virginia Premium are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange (“NYSE”), be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of VRDP Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect Board Members for each Fund, abstentions and broker non-votes will have no effect.

Those persons who were shareholders of record at the close of business on Monday, February 22, 2016 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 22, 2016, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
All Cap Energy	JMLP	12,758,119	N/A
Connecticut Premium	NTC	14,533,976	VMTP Series 2017	1,060
Core Equity	JCE	16,021,686	N/A

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
Credit Strategies	JQC	135,766,990	N/A
Diversified Dividend	JDD	19,764,433	N/A
Dow Dynamic Overwrite	DIAX	36,085,350	N/A
Energy MLP	JMF	39,445,748	N/A
Flexible Investment	JPW	3,698,750	N/A
Floating Rate Income	JFR	55,169,216	VRTP Series C-4	1,390
Floating Rate Opportunity	JRO	38,478,782	VRTP Series C-4	980
Georgia Dividend 2	NKG	10,548,789	VMTP Series 2017	750
Global High Income	JGH	23,232,075	N/A
High Income 2020	JHY	13,671,212	N/A
Intermediate Duration	NID	46,909,660	VMTP Series 2018	1,750
Intermediate Duration Quality	NIQ	13,097,144	VMTP Series 2018	550
Maryland Premium	NMY	23,374,664	VMTP Series 2017	1,670
Minnesota Municipal	NMS	5,570,806	VMTP Series 2017	441
Missouri Premium	NOM	2,336,720	VMTP Series 2018	180
Mortgage Opportunity	JLS	15,888,417	N/A
Mortgage Opportunity 2	JMT	4,871,277	N/A
Multi-Market Income	JMM	9,462,350	N/A
NASDAQ Dynamic Overwrite	QQQX	36,564,414	N/A
New York AMT-Free	NRK	87,618,504	iMTP Series 2017 VRDP Series 1 VRDP Series 2 VRDP Series 3 VRDP Series 4	15,800 1,123 1,648 1,617 500
New York Dividend	NAN	31,126,546	VMTP Series 2017 VRDP Series 1	940 890
New York Value 2	NYV	2,349,612	N/A
New York Value	NNY	15,191,164	N/A
North Carolina Premium	NNC	16,418,508	VMTP Series 2017	1,250
Preferred Income Term	JPI	22,752,777	N/A
Preferred Income Opportunities	JPC	98,888,528	N/A
Real Asset	JRI	9,752,650	N/A
Real Estate Income	JRS	28,892,471	N/A
S&P Buy-Write	BXMX	103,554,549	N/A
S&P Dynamic Overwrite	SPXX	16,152,579	N/A
Senior Income	NSL	38,621,872	VRTP Series C-4	580
Short Duration	JSD	10,095,286	TPS Series 2020	35,000
Tax-Advantaged Dividend	JTD	14,484,340	N/A
Tax-Advantaged Return	JTA	13,843,146	N/A
Virginia Premium	NPV	17,933,247	VRDP Series 1	1,280

(1)	The Common Shares of each Fund are listed on the NYSE, except Missouri Premium, New York Value 2 and Real Estate Income, which are listed on the NYSE MKT, and NASDAQ Dynamic Overwrite, which are listed on the NASDAQ Global Select Market (“NASDAQ”).

1.	Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium, each Fund with Preferred Shares outstanding, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)	For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium:

(i)	three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2019 or until their successors have been duly elected and qualified. Board Members Adams, Evans, Kundert, Nelson, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders to be held in 2017 or until their successors have been duly elected and qualified. Board Members Evans and Schreier have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2018 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(b)

For each Fund (except Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium): four (4) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2019 or until their successors have been duly elected and qualified. Board Members Adams, Evans, Kundert, Nelson, Schneider, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders to be held in 2017 or until their successors have been duly elected and qualified. Board Members Evans, Schneider and Schreier have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2018 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Class I Board Members: For Core Equity, Credit Strategies, Diversified Dividend, Energy MLP, Mortgage Opportunity, Mortgage Opportunity 2, New York Value 2, New York Value, Preferred Income Opportunities, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 3, 2013. For New York Dividend and New York AMT-Free, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 3, 2013 and August 7, 2013, respectively. For Preferred Income Term and Short Duration, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 26, 2013. For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Maryland Premium, Missouri Premium, North Carolina Premium, Senior Income and Virginia Premium, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 26, 2013.

Class II Board Members: For New York Dividend, Board Members Adams, Kundert, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on January 10, 2014, adjourned to February 7, 2014, adjourned to March 7, 2014. For Credit Strategies, Flexible Investment, Intermediate Duration, Intermediate Duration Quality and Preferred Income Opportunities, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 11, 2014. For Core Equity, Diversified Dividend, Energy MLP, Mortgage Opportunity, Mortgage Opportunity 2, New York AMT-Free, New York Value 2, New York Value, Real Asset, Real Estate Income, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on August 5, 2014. For S&P Buy-Write, Board Members Adams, Kundert, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on September 19, 2014. For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Maryland Premium, Missouri Premium, North Carolina Premium, Preferred Income Term, Senior Income, Short Duration and Virginia Premium, Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on March 26, 2015.

Class III Board Members: For each Fund except Dow Dynamic Overwrite, High Income 2020, Global High Income, NASDAQ Dynamic Overwrite and New York Dividend, Board Members Evans and Schreier were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on March 26, 2015. For All Cap Energy, Core Equity, Credit Strategies, Diversified Dividend, Energy MLP, Flexible Investment, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Market Income, New York Value 2, New York Value, Preferred Income Term, Preferred Income Opportunities, Real Asset, Real Estate Income, Short Duration, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Member Schneider was last elected to each Fund’s Board as a Class III Board Member at the annual meeting of shareholders held on March 26, 2015. For New York Dividend, Board Members Evans and Schreier were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 20, 2015, adjourned to May 18, 2015. For Dow Dynamic Overwrite, Global High Income and NASDAQ Dynamic Overwrite, Board Members Evans, Schneider and Schreier were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on August 5, 2015.

Board Members Elected by Holders of Preferred Shares: For Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, North Carolina Premium, Senior Income and Virginia Premium, Board Members Hunter and Schneider were lasted elected to each Fund’s Board at the annual meeting of shareholders held on March 26, 2015. For New York Dividend, Board Members Hunter and Schneider were lasted elected to the Fund’s Board at the annual meeting of shareholders held on April 20, 2015, adjourned to May 18, 2015.

Board Member Appointments/Initial Elections: For Intermediate Duration and Intermediate Duration Quality, Board Members Stockdale and Stone were appointed by the initial shareholder of each Fund on December 5, 2012 and February 7, 2013, respectively. For Flexible Investment, Board Members Hunter, Stockdale and Stone were appointed by the initial shareholder of the Fund on June 25, 2013. For All Cap Energy, Board Members Adams, Hunter, Kundert, Nelson, Stockdale, Stone and Toth were appointed by the initial shareholder of the Fund on January 24, 2014. For Multi-Market Income, Board Members Adams, Hunter, Kundert, Nelson, Stockdale, Stone and Toth were appointed by the initial trustee of the Fund on June 18, 2014. For Minnesota Municipal, Board Members Adams, Kundert, Nelson, Stockdale, Stone and Toth were appointed by the predecessor board of the Fund on October 3, 2014. For Global High Income, Board Members Adams, Hunter, Kundert, Nelson, Stockdale, Stone and Toth were appointed by the initial shareholder of the Fund on November 21, 2014. For Dow Dynamic Overwrite and NASDAQ Dynamic Overwrite, Board Members Adams, Hunter, Kundert, Nelson, Stockdale, Stone and Toth were appointed by the initial shareholder of each Fund on December 12, 2014. For High Income 2020, each Board Member, except Ms. Wolff, was appointed by the initial shareholder of the Fund on July 27, 2015.

On February 4, 2016, Ms. Wolff was appointed as a Board Member and designated as a Class I Board Member for each Fund, effective February 15, 2016.

Other than Messrs. Adams and Schreier, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser, Nuveen Fund Advisors, LLC (“Adviser”), and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual or Class III Board Member until 2018 annual shareholder meeting(3) Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	197	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	197	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2016 annual shareholder meeting(3) Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	197	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	197	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	197	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2016 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	197	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2016 annual shareholder meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	197	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2016 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	197	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	197	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Thomas S. Schreier, Jr.(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Institute of Art; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	197	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	For each Fund except Connecticut Premium, Floating Rate Income, Floating Rate Opportunity, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium, New York AMT-Free, New York Dividend, North Carolina Premium, Senior Income, Short Duration and Virginia Premium, Board Member Hunter serves as a Class I Board Member and Board Member Schneider serves as a Class III Board Member.
(4)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(5)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2015 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2015 is also set forth in Appendix A. On December 31, 2015, Board Members and executive officers as a group beneficially owned approximately 1.7 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of February 22, 2016, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of February 22, 2016, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of February 22, 2016, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2016, each Independent Board Member received a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional annual retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2016, each Independent Board Member receives a $170,000 annual retainer plus: (a) a fee of $5,550 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)
Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(1)
All Cap Energy	$1,130	$1,066	$631	$651	$707	$1036	$680	$1,138	$—
Connecticut Premium	866	765	807	761	916	772	812	857	—
Core Equity	723	670	624	688	696	626	694	713	—
Credit Strategies	7,298	6,768	6,856	6,752	7,574	6,671	7,031	7,333	—
Diversified Dividend	1,306	1,232	1,142	1,259	1,240	1,167	1,254	1,281	—
Dow Dynamic Overwrite	1,535	1,443	1,347	1,388	1,509	1,371	1,445	1,550	—
Energy MLP	4,503	4,259	2,496	2,572	2,807	4,141	2,685	4,539	—
Flexible Investment	420	394	328	329	367	389	345	420	—
Floating Rate Income	3,817	3,530	3,605	3,546	3,983	3,481	3,696	3,835	—
Floating Rate Opportunity	2,676	2,474	2,527	2,486	2,792	2,440	2,591	2,688	—
Georgia Dividend 2	608	539	547	536	652	558	581	599	—
Global High Income	1,830	1,699	1,514	1,666	1,692	1,593	1,682	1,802	—
High Income 2020(2)	1,113	1,106	105	108	225	1,200	110	1,114	—
Intermediate Duration	2,246	1,984	2,093	1,974	2,377	2,003	2,107	2,223	—
Intermediate Duration Quality	647	574	582	571	679	579	618	638	—
Maryland Premium	1,413	1,249	1,317	1,242	1,527	1,292	1,325	1,399	—
Minnesota Municipal	290	272	154	156	175	267	167	292	—
Missouri Premium	139	123	125	122	145	129	132	137	—
Mortgage Opportunity	1,474	1,362	1,274	1,402	1,429	1,278	1,415	1,453	—
Mortgage Opportunity 2	448	411	414	423	475	393	442	454	—
Multi-Market Income	209	186	181	181	216	185	195	208	—
NASDAQ Dynamic Overwrite	2,005	1,868	1,660	1,827	1,862	1,748	1,843	1,974	—
New York AMT-Free	4,875	4,437	4,147	4,467	4,735	4,260	4,588	4,748	—

Aggregate Compensation from the Funds(1)
Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(1)
New York Dividend	$1,770	$1,608	$1,544	$1,619	$1,776	$1,559	$1,684	$1,744	$—
New York Value 2	101	91	91	92	106	89	98	101	—
New York Value	409	371	372	372	431	363	397	409	—
North Carolina Premium	1,019	901	950	896	1,078	909	956	1,009	—
Preferred Income Term	2,243	2,031	1,996	1,953	2,274	1,996	2,063	2,257	—
Preferred Income Opportunities	5,011	4,633	4,747	4,655	5,232	4,569	4,849	5,038	—
Real Asset	711	656	614	677	686	616	683	701	—
Real Estate Income	1,227	1,133	1,057	1,166	1,189	1,061	1,177	1,210	—
S&P Buy-Write	3,785	3,518	3,119	3,442	3,509	3,288	3,474	3,727	—
S&P Dynamic Overwrite	680	633	568	618	642	595	628	674	—
Senior Income	1,593	1,473	1,504	1,479	1,662	1,452	1,542	1,600	—
Short Duration	973	899	919	904	1,015	887	942	977	—
Tax-Advantaged Dividend	1,235	1,166	1,082	1,191	1,173	1,105	1,186	1,212	—
Tax-Advantaged Return	1,014	959	888	980	961	910	974	995	—
Virginia Premium	1,064	940	991	935	1,126	949	998	1,053	—
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$324,993	$302,125	$277,113	$303,750	$310,125	$284,860	$306,442	$320,574	$—

(1)	Ms. Wolff was appointed to the Board of Trustees/Directors of the Nuveen Funds effective February 15, 2016.
(2)	The Fund commenced operations on July 28, 2015.
(*)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(1)
All Cap Energy	$114	—	$631	—	$707	$268	$339	$481	$—
Connecticut Premium	89	—	807	—	916	222	400	411	—

Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(1)
Core Equity	$68	$—	$624	$—	$696	$155	$335	$288	$—
Credit Strategies	741	—	6,856	—	7,574	1,786	3,494	3,230	—
Diversified Dividend	122	—	1,142	—	1,240	284	603	509	—
Dow Dynamic Overwrite	149	—	1,298	—	1,483	345	698	628	—
Energy MLP	454	—	2,496	—	2,807	1,069	1,340	1,916	—
Floating Rate Income	388	—	3,605	—	3,983	935	1,836	1,696	—
Floating Rate Income Opportunity	272	—	2,527	—	2,792	656	1,287	1,189	—
Global High Income	171	—	1,496	—	1,690	397	804	726	—
Intermediate Duration	231	—	2,093	—	2,377	577	1,037	1,066	—
Maryland Premium	145	—	1,317	—	1,527	372	652	671	—
Mortgage Opportunity	139	—	1,274	—	1,429	317	684	588	—
NASDAQ Dynamic Overwrite	190	—	1,660	—	1,862	436	891	804	—
New York AMT-Free	457	—	4,147	—	4,735	1,103	2,208	2,049	—
New York Dividend	99	—	901	—	1,045	237	479	437	—
North Carolina Premium	105	—	950	—	1,078	262	471	484	—
Preferred Income Term	229	—	1,996	—	2,274	552	1,023	1,032	—
Preferred Income Opportunities	510	—	4,747	—	5,232	1,227	2,407	2,230	—
Real Asset	67	—	614	—	686	153	330	284	—
Real Estate Income	116	—	1,057	—	1,189	263	568	490	—
S&P Buy-Write	358	—	3,119	—	3,509	820	1,677	1,519	—
S&P Dynamic Overwrite	52	—	478	—	512	114	256	214	—
Senior Income	162	—	1,504	—	1,662	390	766	708	—
Short Duration	99	—	919	—	1,015	238	468	432	—
Tax-Advantaged Dividend	116	—	1,082	—	1,173	269	571	482	—
Tax-Advantaged Return	95	—	888	—	961	221	469	394	—
Virginia Premium	109	—	991	—	1,126	273	491	505	—

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE MKT or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE

MKT or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Judith M. Stockdale and Margaret L. Wolff. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE, NYSE MKT or NASDAQ listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, John K. Nelson, William J. Schneider and Terence J. Toth. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, is Co-Chief Executive Officer and Co-President (since March 2016) and was formerly Senior Executive Vice President, Global Structured Products of Nuveen Investments. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He currently is Director and a past President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One

Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert retired in 2013 as a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development corporation, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition as well as a former member of Community Advisory Board of the National City Bank in Dayton and the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees. He is also a Director of the Minneapolis Institute of Art. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is a member of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is the Chair of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	198

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	90

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly Senior Executive Vice President of Nuveen Investments, Inc; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	198

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	198

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	198

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Sherri A. Hlavacek 333 West Wacker Drive Chicago, IL 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	198

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	198

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	198

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	198

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	198

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	198

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as March 1, 2016.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
All Cap Energy(5)	$52,839	$54,493	$5,000	$—	$—	$—	$8,000	$—	$—	$—	$—	$—	$—	$—
Connecticut Premium	24,750	22,500	—	—	—	—	673	—	—	—	—	—	—	—
Core Equity	30,640	31,460	—	687	—	—	810	2,170	—	—	—	—	—	—
Credit Strategies	29,500	28,500	10,000	—	—	—	2,200	—	—	—	—	—	—	—
Diversified Dividend	34,500	34,500	—	—	—	—	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite(6)	31,918	32,714	5,000	7,265	—	—	810	5,360	—	—	—	—	—	—
Energy MLP	56,652	57,743	—	34,000	—	—	46,610	116	—	—	—	—	—	—
Flexible Investment	26,250	20,500	6,000	—	—	—	—	—	—	—	—	—	—	—
Floating Rate Income	29,500	28,500	5,500	—	—	—	—	—	—	—	18,000	—	—	—
Floating Rate Opportunity	29,500	28,500	5,500	—	—	—	—	—	—	—	18,000	—	—	—
Georgia Dividend 2	24,750	22,500	—	—	—	—	673	—	—	—	—	—	—	—
Global High Income(7)	49,335	50,213	—	8,431	—	—	2,231	5,477	—	—	—	—	—	—
High Income 2020(8)	—	30,500	—	5,000	—	—	—	—	—	—	—	—	—	—
Intermediate Duration	24,750	25,500	—	—	—	—	—	—	—	—	—	—	—	—
Intermediate Duration Quality	24,750	25,500	—	—	—	—	—	—	—	—	—	—	—	—
Maryland Premium	24,750	22,500	—	—	—	—	673	—	—	—	—	—	—	—
Minnesota Municipal(9)	—	29,500	—	—	—	—	—	—	—	—	—	—	—	—
Missouri Premium	24,750	22,500	—	—	—	—	673	—	—	—	—	—	—	—
Mortgage Opportunity	48,526	49,747	—	1,017	—	—	97,275	94,493	—	—	—	—	—	—
Mortgage Opportunity 2	46,799	48,179	—	303	—	—	93,990	92,833	—	—	—	—	—	—
Multi-Market Income(10)	—	32,500	—	—	—	—	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite(11)	30,212	30,947	6,000	16,574	—	—	810	5,473	—	—	—	—	—	—
New York AMT-Free	22,500	22,500	—	—	—	—	—	—	—	—	—	—	—	—
New York Dividend(12)	22,500	22,500	—	9,000	—	—	—	—	—	—	—	—	—	—
New York Value 2	20,500	20,500	—	—	—	—	—	—	—	—	—	—	—	—

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
New York Value	$20,500	$20,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
North Carolina Premium	24,750	22,500	—	—	—	—	673	—	—	—	—	—	—	—
Preferred Income Term	26,250	25,500	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Income Opportunities	26,250	25,500	—	—	—	—	2,200	—	—	—	—	—	—	—
Real Asset	25,500	25,500	—	—	—	—	—	—	—	—	—	—	—	—
Real Estate Income	25,500	25,500	—	—	—	—	—	—	—	—	—	—	—	—
S&P Buy-Write(13)	33,437	33,712	6,000	13,412	—	—	810	3,893	—	—	—	—	—	—
S&P Dynamic Overwrite(14)	28,280	29,042	—	3,379	—	—	810	2,305	—	—	—	—	—	—
Senior Income	29,500	28,500	5,500	—	—	—	—	—	—	—	18,000	—	—	—
Short Duration	29,500	28,500	5,000	—	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	25,500	25,500	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Return	28,500	28,500	—	—	—	—	—	—	—	—	—	—	—	—
Virginia Premium	24,750	22,500	6,500	—	—	—	673	—	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s Common Shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)	The Fund commenced operations on March 27, 2014.

(6)	The Fund acquired Dow 30SM Enhanced Premium & Income Fund and Dow 30SM Premium & Dividend Income Fund and commenced operations on December 22, 2014.

(7)	The Fund acquired Nuveen Global Income Opportunities Fund and Nuveen Diversified Currency Opportunities Fund and commenced operations on November 24, 2014.

(8)	The Fund commenced operations on July 28, 2015.

(9)	The Fund commenced operations on October 6, 2014.

(10)	In May 2014, the Fund changed its fiscal year end from August 31 to June 30 and, as a result, the information provided for 2014 is for the 10-month period ended June 30, 2014. Additionally, the Fund became a fund of the Nuveen fund complex on September 8, 2014.

(11)	The Fund acquired Nuveen Equity Premium Advantage Fund and NASDAQ Premium Income & Growth Fund and commenced operations on December 22, 2014.

(12)	The Fund acquired Nuveen New York Performance Plus Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Fund 2 on June 8, 2015.

(13)	The Fund acquired Nuveen Equity Premium Opportunity Fund and changed its name and ticker symbol from Nuveen Equity Premium Income Fund (JPZ) to Nuveen S&P 500 Buy-Write Income Fund (BXMX), effective December 22, 2014.

(14)	The Fund changed its name and ticker symbol from Nuveen Equity Premium and Growth Fund (JPG) to Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), effective December 22, 2014.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
All Cap Energy	$8,000	$—	$—	$—	$—	$—	$8,000	$—
Connecticut Premium	673	—	—	—	—	—	673	—
Core Equity	810	2,170	—	—	—	—	810	2,170
Credit Strategies	2,200	—	—	—	—	—	2,200	—
Diversified Dividend	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite	811	5,360	—	—	—	—	811	5,360
Energy MLP	46,610	116	—	—	—	—	46,610	116
Flexible Investment	—	—	—	—	—	—	—	—
Floating Rate Income	18,000	—	—	—	—	—	18,000	—
Floating Rate Opportunity	18,000	—	—	—	—	—	18,000	—
Georgia Dividend 2	673	—	—	—	—	—	673	—
Global High Income	2,231	5,477	—	—	—	—	2,231	5,477
High Income 2020	—	—	—	—	—	—	—	—
Intermediate Duration	—	—	—	—	—	—	—	—
Intermediate Duration Quality	—	—	—	—	—	—	—	—
Maryland Premium	673	—	—	—	—	—	673	—
Minnesota Municipal	—	—	—	—	—	—	—	—
Missouri Premium	673	—	—	—	—	—	673	—
Mortgage Opportunity	97,275	94,493	—	—	—	—	97,275	94,493
Mortgage Opportunity 2	93,990	92,833	—	—	—	—	93,990	92,833
Multi-Market Income	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite	811	5,473	—	—	—	—	811	5,473
New York AMT-Free	—	—	—	—	—	—	—	—
New York Dividend	—	—	—	—	—	—	—	—
New York Value 2	—	—	—	—	—	—	—	—
New York Value	—	—	—	—	—	—	—	—
North Carolina Premium	673	—	—	—	—	—	673	—
Preferred Income Term	—	—	—	—	—	—	—	—
Preferred Income Opportunities	2,200	—	—	—	—	—	2,200	—

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Real Asset	$—	$—	$—	$—	$—	$—	$—	$—
Real Estate Income	—	—	—	—	—	—	—	—
S&P Buy-Write	810	3,893	—	—	—	—	810	3,893
S&P Dynamic Overwrite	811	2,305	—	—	—	—	811	2,305
Senior Income	18,000	—	—	—	—	—	18,000	—
Short Duration	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	—	—	—	—	—	—	—	—
Tax-Advantaged Return	—	—	—	—	—	—	—	—
Virginia Premium	673	—	—	—	—	—	673	—

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund, except All Cap Energy, Core Equity, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. For All Cap Energy, Core Equity, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite, the Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of each of KPMG and PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of KPMG and PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Scott S. Grace made an amended Form 4 filing with respect to Intermediate Duration. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a separate subsidiary of TIAA, a financial services organization based in New York, New York. TIAA acquired Nuveen on October 1, 2014.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2017, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 14, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 28, 2017 or prior to January 13, 2017. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for Connecticut Premium, Georgia Dividend 2, Intermediate Duration, Intermediate Duration Quality, Maryland Premium, Minnesota Municipal, Missouri Premium,

North Carolina Premium and Virginia Premium was May 31, 2015. The last fiscal year end for Multi-Market Income was June 30, 2015. The last fiscal year end for Credit Strategies, Flexible Investment, Floating Rate Income, Floating Rate Opportunity, Preferred Income Term, Preferred Income Opportunities, Senior Income and Short Duration was July 31, 2015. The last fiscal year for New York AMT-Free, New York Dividend, New York Value 2 and New York Value was September 30, 2015. The last fiscal year for All Cap Energy and Energy MLP was November 30, 2015. The last fiscal year for Core Equity, Diversified Dividend, Dow Dynamic Overwrite, Global High Income, High Income 2020, Mortgage Opportunity, Mortgage Opportunity 2, NASDAQ Dynamic Overwrite, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return was December 31, 2015.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 22, 2016:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

March 10, 2016

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2015. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Member/Nominees	All Cap Energy	Connecticut Premium	Core Equity	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Energy MLP	Flexible Investment	Floating Rate Income	Floating Rate Opportunity

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$10,001- $50,000	$10,001- $50,000	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Georgia Dividend 2	Global High Income	High Income 2020	Intermediate Duration	Intermediate Duration Quality	Maryland Premium	Minnesota Municipal	Missouri Premium	Mortgage Opportunity	Mortgage Opportunity 2

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Multi- Market Income	NASDAQ Dynamic Overwrite	New York AMT-Free	New York Dividend	New York Value 2	New York Value	North Carolina Premium	Preferred Income Term	Preferred Income Opportunities	Real Asset

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax- Advantaged Dividend	Tax- Advantaged Return	Virginia Premium	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2015. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers
Board Member/Nominees	All Cap Energy	Connecticut Premium	Core Equity	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Energy MLP	Flexible Investment	Floating Rate Income	Floating Rate Opportunity

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	21,850	0	0	0
Judith M. Stockdale	0	0	0	1,287	2,879	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	25,000	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	26,287	2,879	0	21,850	0	0	1,000

Fund Shares Owned By Board Members And Officers
Board Member/Nominees	Georgia Dividend 2	Global High Income	High Income 2020	Intermediate Duration	Intermediate Duration Quality	Maryland Premium	Minnesota Municipal	Missouri Premium	Mortgage Opportunity	Mortgage Opportunity 2

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	804	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	804	0	5,500	0	0	0	0	1,000	0

Fund Shares Owned By Board Members And Officers
Board Member/Nominees	Multi- Market Income	NASDAQ Dynamic Overwrite	New York AMT-Free	New York Dividend	New York Value 2	New York Value	North Carolina Premium	Preferred Income Term	Preferred Income Opportunities	Real Asset

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	0	0	0	0	0	0	1,000	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	0	0	0	0	1,000	0	0

Fund Shares Owned By Board Members And Officers
Board Member/Nominees	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax-Advantaged Dividend	Tax-Advantaged Return	Virginia Premium

Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	1,468	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	2,550	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	1,468	0	0	2,550	0	0	0

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of February 22, 2016*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

All Cap Energy — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,389,940	10.90%

Connecticut Premium — VMTP Shares	Wells Fargo & Company(b) 420 Montgomery Street San Francisco, CA 94104	1,060	100%

	Wells Fargo Municipal Capital Strategies, LLC(b) 375 Park Avenue New York, NY 10152

Core Equity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,301,733	20.61%

Credit Strategies — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	7,281,871	5.36%

Diversified Dividend — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,243,713	11.31%

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	2,036,911	10.26%

Dow Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,082,503	5.77%

Energy MLP — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,492,168	13.92%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Flexible Investment — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	367,363	9.92%

Floating Rate Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,933,579	5.32%

Floating Rate Income — VRTP Shares	CRC Funding, LLC(c) 70 Washington Boulevard Stamford, CT 06901 Citibank, N.A.(c) Citicorp(c) Citigroup Inc.(c) 399 Park Avenue New York, NY 10022	1,390	100%

Floating Rate Income Opportunity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,126,789	10.72%

Floating Rate Income Opportunity — VRTP Shares	CRC Funding, LLC(c) 70 Washington Boulevard Stamford, CT 06901 Citibank, N.A.(c) Citicorp(c) Citigroup Inc.(c) 399 Park Avenue New York, NY 10022	980	100%

Georgia Dividend 2 — VMTP Shares	Wells Fargo & Company(b) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(b) 375 Park Avenue New York, NY 10152	750	100%

Global High Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,302,191	5.58%

Global Equity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,860,346	15.23%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Bulldog Investors, LLC Park 80 West – Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, New Jersey 07663	1,517,868	7.97%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,454,943	7.75%

Intermediate Duration — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,750	100%

Intermediate Duration Quality — Common Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	2,211,489	16.89%

Intermediate Duration Quality — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	550	100%

Maryland Premium — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,670	100%

Minnesota Municipal — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	441	100%

Missouri Premium —VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	180	100%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Mortgage Opportunity — Common Shares	Relative Value Partners Group, LLC 1033 Skokie Boulevard, Suite 470 Northbrook, Illinois 60062	1,197,794	7.54%

Mortgage Opportunity 2 — Common Shares	Wells Fargo & Company(e) 420 Montgomery Street San Francisco, CA 94104	413,341	8.49%

Multi-Market Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,956,221	20.67%

	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	807,310	8.50%

NASDAQ Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,713,286	7.42%

New York Dividend — Common Shares	Tortoise Investment Management, LLC 239 Central Avenue, 2nd Floor White Plains, NY 10606	470,295	5.08%

New York Dividend — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	940	100%

New York Value 2 — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	178,714	7.61%

North Carolina Premium — VMTP Shares	Bank of America Corporation(d) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(d) 214 North Tryon Street Charlotte, North Carolina 28255	1,250	100%

Real Estate Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,009,461	6.95%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

S&P Buy-Write — Common Shares	Morgan Stanley(f) Morgan Stanley Smith Barney LLC(f) 1585 Broadway New York, NY 10036	9,666,560	9.30%

S&P Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,195,731	7.40%

Senior Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,898,181	7.50%

Senior Income — VRTP Shares	CRC Funding, LLC(c) 70 Washington Boulevard Stamford, CT 06901 Citibank, N.A.(c) Citicorp(c) Citigroup Inc.(c) 399 Park Avenue New York, NY 10022	580	100%

Short Duration — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,844,068	18.27%

	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,053,886	20.35%

Tax-Advantaged Dividend — Common Shares	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	1,162,325	8.03%

	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	746,791	5.16%

Tax-Advantaged Return — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,162,748	15.62%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before February 22, 2016.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC filed their Schedule 13D jointly and did not different holdings as to each entity.

(c)	CRC Funding, LLC, Citibank N.A., Citicorp and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(d)	Bank of America Corporation and Banc of America Preferred Fund Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

(e)	Wells Fargo & Company on its own behalf and on behalf of its subsidiaries Wells Capital Management Incorporated and Wells Fargo Bank, National Association. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported in its Schedule 13G by a subsidiary.

(f)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of a Fund, other than with respect to the Vanguard complex, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: New York AMT-Free (Series 4): Federated (235 shares (47.0%)); New York Dividend (Series 1): Morgan Stanley (345 shares (38.8%)), JP Morgan (200 shares (22.4%)); and Virginia Premium (Series 1): JP Morgan (380 shares (29.7%)), Northern Trust (350 shares (27.3%)), Federated (200 shares (15.6%)), Morgan Stanley (200 shares (15.6%)), Deutsche Bank (150 shares (11.7%)).

Information with respect to the holdings of VRDP Shares by funds in the Vanguard complex identified by Vanguard, including the number of VRDP Shares held and percentage of total outstanding, is as follows: New York AMT-Free (Series 4): Vanguard New York Tax-Exempt Money Market Fund (265 shares (53.0%)); and New York Dividend (Series 1): Vanguard New York Tax-Exempt Money Market Fund (345 shares (38.8%)).

The Funds have received no information from the remarketing agents regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding VRDP Shares of New York AMT-Free (Series 1), New York AMT-Free (Series 2) and New York AMT-Free (Series 3).

iMTP Shares are designed to be eligible for purchase by institutional investors. Based on information provided by the initial purchasers for the iMTP Shares, short-term bond funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding iMTP Shares of a Fund, and individual funds within such complexes may beneficially own an indeterminable amount of iMTP Shares exceeding 5% of the outstanding iMTP Shares of a Fund. The Funds have received no information from the purchasers regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding iMTP Shares of New York AMT-Free (Series 2017).

The Funds have received no information regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding TPS Shares of Short Duration (Series 2020).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
All Cap Energy	6	6	0	6	5	4	6	4
Connecticut Premium	6	7	0	5	5	4	6	4
Core Equity	6	6	0	4	5	4	6	4
Credit Strategies	6	6	0	4	5	4	6	4
Diversified Dividend	6	6	0	4	5	4	6	4
Dow Dynamic Overwrite	6	6	0	4	5	4	6	4
Energy MLP	6	6	0	6	5	4	6	4
Flexible Investment	6	5	0	4	5	4	6	4
Floating Rate Income	6	5	0	4	5	4	6	4
Floating Rate Opportunity	6	5	0	4	5	4	6	4
Georgia Dividend 2	6	6	0	5	5	4	6	4
Global High Income	6	6	0	4	5	4	6	4
High Income 2020	4	4	1	2	2	2	4	3
Intermediate Duration	6	7	0	4	5	4	6	4
Intermediate Duration Quality	6	7	0	4	5	4	6	4
Maryland Premium	6	7	0	5	5	4	6	4
Minnesota Municipal	6	7	0	5	5	4	6	4
Missouri Premium	6	7	1	5	5	4	6	4
Mortgage Opportunity	6	6	0	4	5	4	6	4
Mortgage Opportunity 2	6	6	0	4	5	4	6	4
Multi-Market Income	6	5	0	4	5	4	6	4
NASDAQ Dynamic Overwrite	6	6	0	4	5	4	6	4

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
New York AMT-Free	5	7	0	4	5	4	6	4
New York Dividend	5	7	0	4	5	4	6	4
New York Value 2	5	7	0	4	5	4	6	4
New York Value	5	7	0	4	5	4	6	4
North Carolina Premium	6	7	0	5	5	4	6	4
Preferred Income Term	6	5	0	4	5	4	6	4
Preferred Income Opportunities	6	5	0	4	5	4	6	4
Real Asset	6	6	0	4	5	4	6	4
Real Estate Income	6	6	0	4	5	4	6	4
S&P Buy-Write	6	6	0	4	5	4	6	4
S&P Dynamic Overwrite	6	6	0	4	5	4	6	4
Senior Income	6	5	0	4	5	4	6	4
Short Duration	6	5	0	4	5	4	6	4
Tax-Advantaged Dividend	6	6	0	4	5	4	6	4
Tax-Advantaged Return	6	6	0	4	5	4	6	4
Virginia Premium	6	7	0	5	5	4	6	4

C-2

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JMLP-0416

NUVEEN FUNDS PROXY THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 22, 2016 COMMON SHARES The Annual Meeting of Shareholders will be held Friday, April 22, 2016 at 2:00 p.m. Central time, in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Friday, April 22, 2016, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. Signature Signature Date NUV_27559_Com_022616 DO NOT TEAR FUNDS FUNDS FUNDS Nuveen All Cap Energy MLP Opportunities Fund Nuveen Connecticut Premium Income Municipal Fund Nuveen Core Equity Alpha Fund Nuveen Credit Strategies Income Fund Nuveen Diversified Dividend and Income Fund Nuveen Dow 30SM Dynamic Overwrite Fund Nuveen Energy MLP Total Return Fund Nuveen Flexible Investment Income Fund Nuveen Floating Rate Income Fund Nuveen Floating Rate Income Opportunity Fund Nuveen Georgia Dividend Advantage Municipal Fund 2 Nuveen Global High Income Fund Nuveen High Income 2020 Target Term Fund Nuveen Intermediate Duration Municipal Term Fund Nuveen Intermediate Duration Quality Municipal Term Fund Nuveen Maryland Premium Income Municipal Fund Nuveen Minnesota Municipal Income Fund Nuveen Missouri Premium Income Municipal Fund Nuveen Mortgage Opportunity Term Fund Nuveen Mortgage Opportunity Term Fund 2 Nuveen Multi-Market Income Fund Nuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen New York AMT-Free Municipal Income Fund Nuveen New York Dividend Advantage Municipal Fund Nuveen New York Municipal Value Fund 2 Nuveen New York Municipal Value Fund, Inc. Nuveen North Carolina Premium Income Municipal Fund Nuveen Preferred and Income Term Fund Nuveen Preferred Income Opportunities Fund Nuveen Real Asset Income and Growth Fund Nuveen Real Estate Income Fund Nuveen S&P 500 Buy-Write Income Fund Nuveen S&P 500 Dynamic Overwrite Fund Nuveen Senior Income Fund Nuveen Short Duration Credit Opportunities Fund Nuveen Tax-Advantaged Dividend Growth Fund Nuveen Tax-Advantaged Total Return Strategy Fund Nuveen Virginia Premium Income Municipal Fund VOTING OPTIONS Read your proxy statement and have it at hand when voting. VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 On April 22, 2016 VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope. VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Nuveen Connecticut Premium Income Municipal Fund 02 Nuveen Floating Rate Income Fund 03 Nuveen Floating Rate Income Opportunity Fund 04 Nuveen Georgia Dividend Advantage Municipal Fund 2 05 Nuveen Intermediate Duration Municipal Term Fund 06 Nuveen Intermediate Duration Quality Municipal Term Fund 07 Nuveen Maryland Premium Income Municipal Fund 08 Nuveen Minnesota Municipal Income Fund 09 Nuveen Missouri Premium Income Municipal Fund 10 Nuveen New York AMT-Free Municipal Income Fund 11 Nuveen New York Dividend Advantage Municipal Fund 12 Nuveen North Carolina Premium Income Municipal Fund 13 Nuveen Senior Income Fund 14 Nuveen Short Duration Credit Opportunities Fund 15 Nuveen Virginia Premium Income Municipal Fund 1b. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04 Margaret L. Wolff FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Nuveen All Cap Energy MLP Opportunities Fund 02 Nuveen Core Equity Alpha Fund 03 Nuveen Credit Strategies Income Fund 04 Nuveen Diversified Dividend and Income Fund 05 Nuveen Dow 30SM Dynamic Overwrite Fund 06 Nuveen Energy MLP Total Return Fund 07 Nuveen Flexible Investment Income Fund 08 Nuveen Global High Income Fund 09 Nuveen High Income 2020 Target Term Fund 10 Nuveen Mortgage Opportunity Term Fund 11 Nuveen Mortgage Opportunity Term Fund 2 12 Nuveen Multi-Market Income Fund 13 Nuveen NASDAQ 100 Dynamic Overwrite Fund 14 Nuveen New York Municipal Value Fund 2 15 Nuveen New York Municipal Value Fund, Inc. 16 Nuveen Preferred and Income Term Fund 17 Nuveen Preferred Income Opportunities Fund 18 Nuveen Real Asset Income and Growth Fund 19 Nuveen Real Estate Income Fund 20 Nuveen S&P 500 Buy-Write Income Fund 21 Nuveen S&P 500 Dynamic Overwrite Fund 22 Nuveen Tax-Advantaged Dividend Growth Fund 23 Nuveen Tax-Advantaged Total Return Strategy Fund Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on April 22, 2016. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING. NUV_27559_Com_022616

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Please detach at perforation before mailing. PROXY NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 22, 2016 PREFERRED SHARES The Annual Meeting of Shareholders will be held, Friday, April 22, 2016 at 2:00 p.m. Central time, in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Friday, April 22, 2016, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. Signature Signature Date NID_27559_022916-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on April 22, 2016. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1a. Election of Board Members: Class I: Preferred Shares Only: 01. Judith M. Stockdale 04. William C. Hunter 02. Carole E. Stone 05. William J. Schneider 03. Margaret L. Wolff INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY NID_27559_022916-Pref